Exhibit 10.3

                             UNCONDITIONAL GUARANTY

                                                              November 28, 2005


Roanoke Gas Company
519 Kimball Avenue
P.O. Box 13007
Roanoke, Virginia 24016
(Individually and collectively "Borrower")

RGC Resources, Inc.
519 Kimball Avenue
Roanoke, Virginia 24030
(Individually and collectively "Guarantor")

Wachovia Bank, National Association
201 S. Jefferson Street
Roanoke, Virginia 24011
(Hereinafter referred to as "Bank")

To induce Bank to make, extend or renew loans, advances, credit, or other financial accommodations to or for the benefit of Borrower, which are and will be to the direct interest and advantage of the Guarantor, and in consideration of loans, advances, credit, or other financial accommodations made, extended or renewed to or for the benefit of Borrower, which are and will be to the direct interest and advantage of the Guarantor, Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Bank and its successors, assigns and affiliates the timely payment and performance of all liabilities and obligations of Borrower to Bank and its affiliates, including, but not limited to, all obligations under any notes, loan agreements, security agreements, letters of credit, instruments, accounts receivable, contracts, drafts, leases, chattel paper, indemnities, acceptances, repurchase agreements, overdrafts, and the Loan Documents, as defined below, and all obligations of Borrower to Bank or any of its affiliates under any swap agreement (as defined in 11 U.S.C. Section 101, as in effect from time to time), however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, due or to become due, now existing or hereafter contracted or acquired, and all modifications, extensions and renewals thereof, (collectively, the "Guaranteed Obligations").

Guarantor further covenants and agrees:

GUARANTOR'S LIABILITY. This Guaranty is a continuing and unconditional guaranty of payment and performance and not of collection. The parties to this Guaranty are jointly and severally obligated hereunder. This Guaranty does not impose any obligation on Bank to extend or continue to extend credit or otherwise deal with Borrower at any subsequent time. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Guaranteed Obligations is rescinded, avoided or for any other reason must be returned by Bank, and the returned payment shall remain payable as part of the Guaranteed Obligations, all as though such payment had not been made. Except to the extent the provisions of this Guaranty give Bank additional rights, this Guaranty shall not be deemed to supersede or replace any other guaranties given to Bank by Guarantor; and the obligations guaranteed hereby shall be in addition to any other obligations guaranteed by Guarantor pursuant to any other agreement of guaranty given to Bank and other guaranties of the Guaranteed Obligations.

TERMINATION OF GUARANTY. Guarantor may terminate this Guaranty only by written notice, delivered personally to or received by certified or registered United States Mail by an authorized officer of Bank at the address for notices provided herein. Such termination shall be effective only with respect to Guaranteed Obligations arising more than 15 days after the date such written notice is received by said Bank officer. Such termination shall not be effective with respect to Guaranteed Obligations (including any subsequent extensions, modifications or compromises of the Guaranteed Obligations) then existing, or Guaranteed Obligations arising subsequent to receipt by Bank of said notice if such Guaranteed Obligations are a result of Bank's obligation to make advances pursuant to a commitment, or are based on Borrower's obligations to make payments pursuant to any swap agreement (as defined in 11 U.S.C. Section 101, as in effect from time to time), entered into prior to expiration of the 15 day notice period, or are a result of advances which are necessary for Bank to protect its collateral or otherwise preserve its interests. Termination of this Guaranty by any single Guarantor will not affect the existing and continuing obligations of any other Guarantor hereunder.

CONSENT TO MODIFICATIONS. Guarantor consents and agrees that Bank (and, with respect to swap obligations, its affiliates) may from time to time, in its sole discretion, without affecting, impairing, lessening or releasing the obligations of Guarantor hereunder: (a) extend or modify the time, manner, place or terms of payment or performance and/or otherwise change or modify the credit terms of the Guaranteed Obligations; (b) increase, renew, or enter into a novation of the Guaranteed Obligations; (c) waive or consent to the departure from terms of the Guaranteed Obligations; (d) permit any change in the business or other dealings and relations of Borrower or any other guarantor with Bank; (e) proceed against, exchange, release, realize upon, or otherwise deal with in any manner any collateral that is or may be held by Bank in connection with the Guaranteed Obligations or any liabilities or obligations of Guarantor; and (f) proceed against, settle, release, or compromise with Borrower, any insurance carrier, or any other person or entity liable as to any part of the Guaranteed Obligations, and/or subordinate the payment of any part of the Guaranteed Obligations to the payment of any other obligations, which may at any time be due or owing to Bank; all in such manner and upon such terms as Bank may deem appropriate, and without notice to or further consent from Guarantor. No invalidity, irregularity, discharge or unenforceability of, or action or omission by Bank relating to any part of the Guaranteed Obligations or any security therefor shall affect or impair this Guaranty.

WAIVERS AND ACKNOWLEDGMENTS. Guarantor waives and releases the following rights, demands, and defenses Guarantor may have with respect to Bank (and, with respect to swap obligations, its affiliates) and collection of the Guaranteed
Obligations: (a) promptness and diligence in collection of any of the Guaranteed Obligations from Borrower or any other person liable thereon, and in foreclosure of any security interest and sale of any property serving as collateral for the Guaranteed Obligations; (b) any law or statute that requires that Bank (and, with respect to swap obligations, its affiliates) make demand upon, assert claims against, or collect from Borrower or other persons or entities, foreclose any security interest, sell collateral, exhaust any remedies, or take any other action against Borrower or other persons or entities prior to making demand upon, collecting from or taking action against Guarantor with respect to the Guaranteed Obligations, including any such rights Guarantor might otherwise have had under Va. Code Sections 49-25 and 49-26, et seq., N.C.G.S. Sections 26-7, et seq., Tenn. Code Ann. Section 47-12-101, O.C.G.A. Section 10-7-24, Mississippi Code Ann. Section 87-5-1, and any successor statute and any other applicable law; (c) any law or statute that requires that Borrower or any other person be joined in, notified of or made part of any action against Guarantor; (d) that Bank or its affiliates preserve, insure or perfect any security interest in collateral or sell or dispose of collateral in a particular manner or at a particular time, provided that Bank's obligation to dispose of Collateral in a commercially reasonable manner is not waived hereby; (e) notice of extensions, modifications, renewals, or novations of the Guaranteed Obligations, of any new transactions or other relationships between Bank, Borrower and/or any guarantor, and of changes in the financial condition of, ownership of, or business structure of Borrower or any other guarantor; (f) presentment, protest, notice of dishonor, notice of default, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale, and all other notices of any kind whatsoever to which Guarantor may be entitled;
(g) the right to assert against Bank or its affiliates any defense (legal or equitable), set-off, counterclaim, or claim that Guarantor may have at any time against Borrower or any other party liable to Bank or its affiliates; (h) all defenses relating to invalidity, insufficiency, unenforceability, enforcement, release or impairment of Bank or its affiliates' lien on any collateral, of the Loan Documents, or of any other guaranties held by

Bank; (i) any right to which Guarantor is or may become entitled to be subrogated to Bank or its affiliates' rights against Borrower or to seek contribution, reimbursement, indemnification, payment or the like, or participation in any claim, right or remedy of Bank or its affiliates against Borrower or any security which Bank or its affiliates now has or hereafter acquires, until such time as the Guaranteed Obligations have been fully satisfied beyond the expiration of any applicable preference period; (j) any claim or defense that acceleration of maturity of the Guaranteed Obligations is stayed against Guarantor because of the stay of assertion or of acceleration of claims against any other person or entity for any reason including the bankruptcy or insolvency of that person or entity; and (k) the right to marshalling of Borrower's assets or the benefit of any exemption claimed by Guarantor. Guarantor acknowledges and represents that Guarantor has relied upon Guarantor's own due diligence in making an independent appraisal of Borrower, Borrower's business affairs and financial condition, and any collateral; Guarantor will continue to be responsible for making an independent appraisal of such matters; and Guarantor has not relied upon Bank or its affiliates for information regarding Borrower or any collateral.

FINANCIAL CONDITION. Guarantor warrants, represents and covenants to Bank and its affiliates that on and after the date hereof: (a) the fair saleable value of Guarantor's assets exceeds its liabilities, Guarantor is meeting its current liabilities as they mature, and Guarantor is and shall remain solvent; (b) all financial statements of Guarantor furnished to Bank are correct and accurately reflect the financial condition of Guarantor as of the respective dates thereof;
(c) since the date of such financial statements, there has not occurred a material adverse change in the financial condition of Guarantor; (d) there are not now pending any court or administrative proceedings or undischarged judgments against Guarantor, no federal or state tax liens have been filed or threatened against Guarantor, and Guarantor is not in default or claimed default under any agreement; and (e) at such reasonable times as Bank requests, Guarantor will furnish Bank and its affiliates with such other financial information as Bank and its affiliates may reasonably request.

INTEREST AND APPLICATION OF PAYMENTS. Regardless of any other provision of this Guaranty or other Loan Documents, if for any reason the effective interest on any of the Guaranteed Obligations should exceed the maximum lawful interest, the effective interest shall be deemed reduced to and shall be such maximum lawful interest, and any sums of interest which have been collected in excess of such maximum lawful interest shall be applied as a credit against the unpaid principal balance of the Guaranteed Obligations. Monies received from any source by Bank or its affiliates for application toward payment of the Guaranteed Obligations may be applied to such Guaranteed Obligations in any manner or order deemed appropriate by Bank and its affiliates.

DEFAULT. If any of the following events occur, a default ("Default") under this Guaranty shall exist: (a) failure of timely payment or performance of the Guaranteed Obligations or a default under any Loan Document; (b) a breach of any agreement or representation contained or referred to in the Guaranty, or any of the Loan Documents, or contained in any other contract or agreement of Guarantor with Bank or its affiliates, whether now existing or hereafter arising; (c) the death of, appointment of a guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or the commencement of any insolvency or bankruptcy proceeding by or against Guarantor or any general partner of or the holder(s) of the majority ownership interests of Guarantor; and/or (d) Bank determines in good faith, in its sole discretion, that the prospects for payment or performance of the Guaranteed Obligations are impaired or a material adverse change has occurred in the business or prospects of Borrower or Guarantor, financial or otherwise. If a Default occurs, the Guaranteed Obligations shall be due immediately and payable without notice, other than Guaranteed Obligations under any swap agreements (as defined in 11 U.S.C. Section 101, as in effect from time to time) with Bank or its affiliates, which shall be due in accordance with and governed by the provisions of said swap agreements, and, Bank and its affiliates may exercise any rights and remedies as provided in this Guaranty and other Loan Documents, or as provided at law or equity. Guarantor shall pay interest on the Guaranteed Obligations from such Default at the highest rate of interest charged on any of the Guaranteed Obligations.

ATTORNEYS' FEES AND OTHER COSTS OF COLLECTION. Guarantor shall pay all of Bank's and its affiliates' reasonable expenses incurred to enforce or collect any of the Guaranteed Obligations, including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any suit, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

SUBORDINATION OF OTHER DEBTS. Guarantor agrees: (a) to subordinate the obligations now or hereafter owed by Borrower to Guarantor ("Subordinated Debt") to any and all obligations of Borrower to Bank or its affiliates now or hereafter existing while this Guaranty is in effect, provided however that Guarantor may receive regularly scheduled principal and interest payments on the Subordinated Debt so long as (i) all sums due and payable by Borrower to Bank and its affiliates have been paid in full on or prior to such date, and (ii) no event or condition which constitutes or which with notice or the lapse or time would constitute an event of default with respect to the Guaranteed Obligations shall be continuing on or as of the payment date; (b) Guarantor will either place a legend indicating such subordination on every note, ledger page or other document evidencing any part of the Subordinated Debt or deliver such documents to Bank; and (c) except as permitted by this paragraph, Guarantor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to Guarantor, through error or otherwise, shall immediately be forwarded to Bank by Guarantor, properly endorsed to the order of Bank, to apply to the Guaranteed Obligations.

MISCELLANEOUS. Assignment. This Guaranty and other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank's interests in and rights under this Guaranty and other Loan Documents are freely assignable, in whole or in part, by Bank. Any assignment shall not release Guarantor from the Guaranteed Obligations. Organization; Powers. Guarantor (i) is (a) an adult individual and is sui juris, or (b) a corporation, general partnership, limited partnership, limited liability company or other legal entity (as indicated below), duly organized, validly existing and in good standing under the laws of its state of organization, and is authorized to do business in each other jurisdiction wherein its ownership of property or conduct of business legally requires such organization, (ii) has the power and authority to own its properties and assets and to carry on its business as now being conducted and as now contemplated; and
(iii) has the power and authority to execute, deliver and perform, and by all necessary action has authorized the execution, delivery and performance of, all of its obligations under this Guaranty and any other Loan Document to which it is a party. Applicable Law; Conflict Between Documents. This Guaranty shall be governed by and construed under the laws of the state named in Bank's address shown above without regard to that state's conflict of laws principles. If the terms of this Guaranty should conflict with the terms of any commitment letter that survives closing, the terms of this Guaranty shall control. Guarantor's Accounts. Except as prohibited by law, Guarantor grants Bank and its affiliates a security interest in all of Guarantor's accounts with Bank and its affiliates. Jurisdiction. Guarantor irrevocably agrees to nonexclusive personal jurisdiction in the state named in Bank's address shown above. Severability. If any provision of this Guaranty or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or other Loan Documents. Notices. Any notices to Guarantor shall be sufficiently given if in writing and mailed or delivered to Guarantor's address shown above or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Wachovia Bank, National Association, Mail Code VA7628, P.O. Box 13327, Roanoke, VA 24040 or Wachovia Bank, National Association, Mail Code VA7628, 10 South Jefferson Street, Roanoke, VA 24011 or such other address as Bank may specify in writing from time to time. Notices to Bank must include the mail code. In the event that Guarantor changes Guarantor's address at any time prior to the date the Guaranteed Obligations are paid in full, Guarantor agrees to promptly give written notice of said change of address to Bank by registered or certified mail, return receipt requested, all charges prepaid. Plural; Captions. All references in the Loan Documents to borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. Binding Contract.

Guarantor by execution of and Bank by acceptance of this Guaranty agree that each party is bound to all terms and provisions of this Guaranty. Amendments, Waivers and Remedies. No waivers, amendments or modifications of this Guaranty and other Loan Documents shall be valid unless in writing and signed by an officer of Bank. No waiver by Bank or its affiliates of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Bank or its affiliates in exercising any right, power, or privilege granted pursuant to this Guaranty and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. All remedies available to Bank or its affiliates with respect to this Guaranty and other Loan Documents and remedies available at law or in equity shall be cumulative and may be pursued concurrently or successively. Partnerships. If Guarantor is a partnership, the obligations, liabilities and agreements on the part of Guarantor shall remain in full force and effect and fully applicable notwithstanding any changes in the individuals comprising the partnership. The term "Guarantor" includes any altered or successive partnerships, and predecessor partnership(s) and the partners shall not be released from any obligations or liabilities hereunder. Loan Documents. The term "Loan Documents" refers to all documents executed in connection with or related to the Guaranteed Obligations and may include, without limitation, commitment letters that survive closing, loan agreements, other guaranty agreements, security agreements, instruments, financing statements, mortgages, deeds of trust, deeds to secure debt, letters of credit and any amendments or supplements (excluding swap agreements as defined in 11 U.S.C. Section 101, as in effect from time to time). LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING BANK BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR
(2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE. FINAL AGREEMENT. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

FINANCIAL COVENANTS. Guarantor agrees to the following provisions from the date hereof until final payment in full of the Guaranteed Obligations, unless Bank shall otherwise consent in writing, using the financial information for Guarantor, its subsidiaries, affiliates and its holding or parent company, as applicable: EBIT to Interest Ratio. Guarantor shall, at all times, maintain an EBIT to Interest Ratio of not less than 1.50 to 1.00. This covenant shall be calculated quarterly, on a rolling four quarters basis. "EBIT to Interest Ratio" shall mean the sum of earnings before interest and taxes divided by interest expense. Long Term Debt to Long Term Capitalization Ratio. Guarantor shall maintain a ratio of Long Term Debt to Long Term Capitalization of not more than ..65 to 1.00 measured at each fiscal year end. "Long Term Debt to Long Term Capitalization" shall mean Long Term Funded Debt divided by the sum of Long Term Funded Debt and Effective Net Worth. "Long Term Funded Debt" shall mean, as applied to any person or entity, the sum of all indebtedness for borrowed money, including, without limitation, capital lease obligations, subordinated debt (including debt subordinated to the Bank), and unreimbursed drawings under letters of credit, or any other monetary obligation evidenced by a note, bond, debenture or other agreement of that person or entity with a maturity greater than one year. "Effective Net Worth" shall mean total assets minus Total Liabilities. "Total Liabilities" shall mean all liabilities of Guarantor excluding debt fully subordinated to Bank on terms and conditions acceptable to Bank, and including capitalized leases and all reserves for deferred taxes and other deferred sums appearing on the liabilities side of a balance sheet, in accordance with generally accepted account principles applied on a consistent basis.

FINANCIAL AND OTHER INFORMATION. Guarantor shall deliver to Bank such information as Bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Guarantor's financial condition. Such information shall be true, complete, and accurate.

AFFIRMATIVE COVENANTS. Guarantor agrees that from the date hereof and until final payment in full of the Guaranteed Obligations, unless Bank shall otherwise consent in writing, Guarantor will: Non- Default Certificate From Guarantor. Deliver to Bank, with the Financial Statements required below, a certificate signed by Guarantor, in the form attached hereto as Exhibit A, if Guarantor is an individual, or by a principal financial officer of Guarantor warranting that no "Default" as specified in the Loan Documents nor any event which, upon the giving of notice or lapse of time or both, would constitute such a Default, has occurred and demonstrating Guarantor's compliance with the financial covenants contained herein.

NEGATIVE COVENANTS. Guarantor agrees that from the date hereof and until final payment in full of the Guaranteed Obligations, unless Bank shall otherwise consent in writing, Guarantor will not: Default on Other Contracts or Obligations. Default on any material contract with or obligation when due to a third party or default in the performance of any obligation to a third party incurred for money borrowed in an amount in excess of $250,000.00. Government Intervention. Permit the assertion or making of any seizure, vesting or intervention by or under authority of any governmental entity, as a result of which the management of Guarantor or any guarantor is displaced of its authority in the conduct of its respective business or such business is curtailed or materially impaired. Judgment Entered. Permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Guarantor in an amount in excess of $500,000.00 which is not discharged or execution is not stayed within 30 days of entry. Retire or Repurchase Capital Stock. Retire or otherwise acquire any of its capital stock.

ANNUAL FINANCIAL STATEMENTS. Guarantor shall deliver to Bank, within 90 days after the close of each fiscal year, audited financial statements reflecting its operations during such fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules; all on a consolidated and consolidating basis with respect to Guarantor and its subsidiaries, affiliates and parent or holding company, as applicable, and in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. If audited statements are required, all such statements shall be examined by an independent certified public accountant acceptable to Bank. The opinion of such independent certified public accountant shall not be acceptable to Bank if qualified due to any limitations in scope imposed by Guarantor or any other person or entity. Any other qualification of the opinion by the accountant shall render the acceptability of the financial statements subject to Bank's approval.

PERIODIC FINANCIAL STATEMENTS. Guarantor shall deliver to Bank, within 30 days of filing, copies of each 10-Q and 10-K report.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF GUARANTOR BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS GUARANTY. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR

AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS GUARANTY.

IN WITNESS WHEREOF, Guarantor, on the day and year first written above, has caused this Unconditional Guaranty to be executed under seal.


                            RGC Resources, Inc.


                            By: s/John B. Williamson, III (SEAL)
                                John B. Williamson, III, President/Chairman/CEO


                            By: s/Howard T. Lyon (SEAL)
                                Howard T. Lyon, Controller/Treasurer

Commonwealth of Virginia
City of Roanoke

                            Corporate Acknowledgment

I certify that before me appeared this day John B. Williamson, III, a person known to me, who after being sworn said he/she is President/Chairman/CEO of RGC Resources, Inc., a Virginia corporation, and is duly authorized to act on behalf of said Corporation, that the seal affixed to the foregoing instrument is the seal of said Corporation and that said instrument was signed and sealed by him/her on behalf of said Corporation, and being informed of the contents thereof, acknowledged execution of the foregoing instrument on behalf of said Corporation.

Witness my hand and official seal, this 28th day of November, 2005.


                        s/Diane L. Conner, Notary Public
      Notary Seal

                                       Diane L. Conner
                                    (Printed Name of Notary)

                         I was commissioned as Diane L. Ross

                        My Commission Expires: February 28, 2006




Commonwealth of Virginia
City of Roanoke

                            Corporate Acknowledgment

I certify that before me appeared this day Howard T. Lyon, a person known to me, who after being sworn said he/she is Controller/Treasurer of RGC Resources, Inc., a Virginia corporation, and is duly authorized to act on behalf of said Corporation, that the seal affixed to the foregoing instrument is the seal of said Corporation and that said instrument was signed and sealed by him/her on behalf of said Corporation, and being informed of the contents thereof, acknowledged execution of the foregoing instrument on behalf of said Corporation.

Witness my hand and official seal, this 28th day of November, 2005.


                        s/Diane L. Conner, Notary Public
      Notary Seal

                                       Diane L. Conner
                                    (Printed Name of Notary)

                         I was commissioned as Diane L. Ross

                        My Commission Expires: February 28, 2006

                                    EXHIBIT A

                             NON-DEFAULT CERTIFICATE

In accordance with the terms of the Loan Documents dated November 25, 2005 by and between Wachovia Bank, National Association and RGC Resources, Inc. ("Guarantor"), I hereby certify that:


1.       I am a principal financial officer of Guarantor;

2. The enclosed financial statements are prepared in accordance with generally accepted accounting principles;

3. No Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, would constitute such a Default, has occurred.

4. Guarantor is in compliance with the Financial Covenant(s) set forth in the Loan Documents, as demonstrated by the calculations contained in the Covenant Compliance Certificate attached hereto as Schedule 1.

s/John B. Williamson, III
-------------------------------
Name: John B. Williamson, III
Title: President/Chairman/CEO

                                   SCHEDULE 1

                         COVENANT COMPLIANCE CERTIFICATE

Guarantor Name: RGC Resources, Inc.
For the fiscal ________________________ ended ____________________

ALL CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN IN THE LOAN DOCUMENTS.

                 CALCULATIONS FOR ROLLING FOUR QUARTERS COVENANT
               COMPLIANCE FOR THE QUARTER ENDED__________________

INSTRUCTIONS: THIS IS A ROLLING FOUR-QUARTER CALCULATION. THE COLUMN LABELED Q1 SHOULD CONTAIN INFORMATION FOR THE MOST RECENTLY ENDED QUARTER (I.E., MATCHES THE DATE ABOVE). Q2 SHOULD CONTAIN INFORMATION FOR THE IMMEDIATELY PRECEDING QUARTER-END, AND SO ON FOR Q3 AND Q4.

MOST RECENT QUARTER                         PRECEDING THREE QUARTERS

COVENANT:                  Q1               Q2                Q3                Q4               TOTAL
--------

                                              EBIT to Interest Ratio

(a) net income             _____            _____             _____             _____            _____

(b) interest               _____            _____             _____             _____            _____

(c) taxes                  _____            _____             _____             _____            _____


The sum of the Totals of (a) plus (b) plus (c) divided by the Total of (b) equals an EBIT to Interest Ratio of _____. Required EBIT to Interest Ratio is not less than ____ to 1.00.

Compliance? ___Yes ___No